

A Heritage of Excellence



A Future of Promise

WGNB Corp.
BANK HOLDING COMPANY

Cautionary Notice Regarding Forward-Looking Statements

Certain of the statements made in this presentation, as well as oral statements made by the Company or its officers, directors or employees, may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such forward-looking statements are based on Management's beliefs, current expectations, estimates and projections about the financial services industry, the economy and about the Company and the Bank in general. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements.

WGNB Corp.
BANK HOLDING COMPANY

Our Heritage

- Holding company for West Georgia National Bank
- Bank founded in Carrollton in 1946 by local businessmen
- Oldest and largest locally-owned bank currently operating in Carroll County
- Only listed (NASDAQ) publicly traded company in Carroll County
- Constant emphasis on customers, community and employees

Our Heritage

- Average 10-year ROE: 16.12%
- Average 10-year ROA: 1.54%
- Average net income growth over 10 years: 11.23%

WGNB Corp. BANK HOLDING COMPANY

Our Heritage

Historical Investment Profile

An investor who bought 100 shares of WGNB Corp. stock at the end of 1995 would have paid $12,600. That shareholder would:

- Have realized an average of over 20% annual appreciation
- Today own 1,600 shares valued at approximately $60,800

WGNB Corp.
BANK HOLDING COMPANY

One Year Total Return 31.44%


PRICE /
BOOK VALUE
300.0%
250.0%
200.0%
150.0%
100.0%
260.1%
207.7%
227.0%
220.1%
249.6%
256.8%
2001
2002
2003
2004
2005
Mar 06
WGNB
GA


PRICE /
TANGIBLE BOOK VALUE
270.0%
250.0%
230.0%
210.0%
190.0%
170.0%
150.0%
260.1%
207.7%
227.0%
220.1%
249.6%
256.8%
2001
2002
2003
2004
2005
Mar 06
WGNB
GA


PRICE /
LTM EARNINGS PER SHARE
20.0x
18.0x
16.0x
14.0x
12.0x
16.12x
14.32x
16.80x
16.44x
17.08x
17.23x
2001
2002
2003
2004
2005
Mar 06
WGNB
GA


PRICE /
LTM CORE EARNINGS PER SHARE (1)
20.0x
18.0x
16.0x
14.0x
12.0x
16.12x
14.78x
16.99x
16.44x
17.39x
17.61x
2001
2002
2003
2004
2005
Mar 06
WGNB
GA

Dividends - Market Cap - Ownership


DIVIDEND YIELD
3.0%
2.5%
2.0%
1.5%
1.0%
2.2%
2.5%
2.3%
2.6%
2.6%
2.6%
2001
2002
2003
2004
2005
Mar 06
WGNB
GA


DIVIDEND PAYOUT RATIO
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
36.2%
35.4%
39.0%
43.6%
44.2%
2001
2002
2003
2004
2005
Mar 06
WGNB
GA


MARKET CAPITALIZATION
($ in millions)
$200
$160
$120
$80
$40
$0
$76
$80
$99
$120
$126
2001
2002
2003
2004
2005
Mar 06
WGNB
GA


OWNERSHIP
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.9%
0.7%
25.1%
12.4%
WGNB
GA
Insider
Institutional

Financial Heritage

Comparative Returns 5 Years

WGNB	12.30%
Bank Stock Index (Phil. krx)	11.77%
Nasdaq Composite	-3.08%
S&P 500	1.78%
Russell 3000	3.15%

WGNB Corp. BANK HOLDING COMPANY

Financial Heritage

(Dollars in thousands, except per share data)

Year Ended December 31,	**2005**	2004	2003
Net Earnings	**$ 7,067**	$ 6,064	$ 5,787
Diluted Earnings per share	**$ 2.11**	$ 1.81	$ 1.72
Return on Average Equity	**15.08%**	13.86%	14.22%
Return on Average Assets	**1.41%**	1.41%	1.51%
Overhead Ratio	**55.69%**	58.56%	59.12%
Total Assets	**$523,643**	$441,929	$393,216
Total Loans	**$423,720**	$356,909	$296,498
Total Stockholders Equity	**$ 47,952**	$ 44,962	$ 42,089

WGNB Corp. BANK HOLDING COMPANY

WGNB (15.74%) vs. Regulatory Peers (13.47%)


Return on Equity vs. Peers
WGNB
Peers
20.00%
15.00%
10.00%
5.00%
0.00%
2000
2001
2002
2003
2004
2005

WGNB BANK HOLDING COMPANY

WGNB (1.49%) vs. Regulatory Peers (1.23%)


Return on Assets vs. Peers
WGNB
Peers
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2000
2001
2002
2003
2004
2005

WGNB BANK HOLDING COMPANY

Comparative Georgia Peer Group

Data as of or for the Period Ending March 31, 2006
Pricing Data as of June 30, 2006
Dollar Values in Millions
Selected Georgia Commercial Banks with Total Assets Between $500 Million - $2.0 Billion

Name	City	Total Assets ($)	Tangible Equity/ Tangible Assets (%)	LTM ROAA (%)	LTM ROAE (%)	Price/ Tangible BV (%)	Price/ LTM EPS (x)	Price/ Est. EPS 2006 (x)	Price/ 52- Week High (%)	Market Cap. ($)
Security Bank Corp.	Macon	1,912.8	6.09	1.29	12.35	319.94	16.74	15.57	85.65	351.5
FLAG Financial Corp.	Atlanta	1,770.6	5.71	1.11	10.91	347.32	18.35	16.91	90.47	328.6
Ameris Bancorp	Moultrie	1,738.9	6.03	1.06	11.47	294.41	18.81	15.53	98.47	300.1
GB&T Bancshares Inc.	Gainesville	1,634.7	8.62	0.79	6.05	208.24	23.15	18.92	89.77	281.5
Fidelity Southern Corp.	Atlanta	1,419.3	6.13	0.76	12.18	189.12	16.02	15.20	95.59	164.6
Colony Bankcorp Inc.	Fitzgerald	1,145.2	5.84	0.86	13.65	240.78	17.73	15.96	69.47	160.6
PAB Bankshares Inc.	Valdosta	1,059.2	7.88	1.35	15.28	212.06	13.60	13.21	83.15	176.0
Southeastern Bank Finl Corp.	Augusta	922.0	7.14	1.25	16.43	304.73	19.79	-	84.44	200.6
Integrity Bancshares Inc.	Alpharetta	882.1	7.85	1.05	11.59	255.89	25.85	-	75.47	177.2
Savannah Bancorp Inc.	Savannah	764.1	7.81	1.36	18.47	292.13	17.84	16.37	98.98	174.2
Crescent Banking Co.	Jasper	719.6	7.37	0.67	8.27	198.37	23.86	-	95.53	104.6
Appalachian Bancshares Inc.	Ellijay	617.4	9.64	1.04	11.90	160.83	14.68	-	85.14	95.4
Summit Bank Corp.	Atlanta	553.7	9.66	1.18	17.36	203.80	14.37	13.98	93.77	108.8
	HIGH	1,912.8	9.66	1.36	18.47	347.32	25.85	18.92	98.98	351.5
	LOW	553.7	5.71	0.67	6.05	160.83	13.60	13.21	69.47	95.4
	MEAN	1,164.6	7.37	1.06	12.76	248.28	18.52	15.74	88.14	201.8
	MEDIAN	1,059.2	7.37	1.06	12.18	240.78	17.84	15.57	89.77	176.0
WGNB Corp.	**Carrollton**	**547.6**	**8.89**	**1.42**	**15.27**	**256.80**	**17.28**	**15.96**	**96.15**	**125.0**
	Ranking out of 14:	**14**	**3**	**1**	**5**	**6**	**9**	**4**	**3**	**11**

WGNB Corp
BANK HOLDING COMPANY

Financial Highlights

Selected 10-Year Financial Highlights

Average Annual, '95 - '05:

Asset growth	*15.3%*
Loan growth	*12.8%*
Diluted earnings per share growth	*11.1%*
Return on equity	*16.1%*
Dividend increase	*17.4%**
Year-end share-price increase	*18.6%**

*Split adjusted

Other WGNB Rankings

- ***3-year avg. ROE -- #39 in nation for publicly traded community banks with assets under $1 billion [US Banker magazine]***
- ***Top 100 Georgia Businesses – 4th consecutive year [Atlanta Journal Constitution]***
- ***Top 25 Georgia Community Banks - based on total deposits [Atlanta Business Chronicle]***
- ***A+ Employer Best Places to Work -- #15 among Metro-Atlanta companies with 151-500 employees [Atlanta Business Chronicle]***

NASDAQ

WGNB Corp. is the only company headquartered in Carroll County listed on NASDAQ – symbol: WGNB. The listing brings the Bank's strong fiscal performance to the attention of analysts and investors, which in turn helps increase the liquidity of our stock.

For 2005:

- Record high earnings
- Record high loans
- Record high deposits
- Record high cash dividends
- Capital position

WGNB Corp. BANK HOLDING COMPANY

Our Management Team

- **Our Management, Board and Employees believe in WGNB**

- **All of our Board Members, Executive Management and many of our employees have invested in the Company**

WGNB Corp. BANK HOLDING COMPANY

Management Team



Chairman of Board, WGNB Corp. and Bank

W.T. "Tommy" Green, Jr.

- CEO & Chairman of Greenway Medical Technologies
- Board member since 1988



President of WGNB Corp./President, CEO & Director of Bank

H. B. "Rocky" Lipham, III

- In executive management of the Bank since 1994
- Member of the Board of Directors of the Community Bankers Association of Georgia and its Regulation and Taxation Liason Committee

WGNB Corp.
BANK HOLDING COMPANY

Management Team



Secretary & Treasurer of WGNB Corp. / Sr. Exec VP, CFO & Director of Bank

Steven J. Haack

- CPA since 1984
- In executive management of banking since 1988
- Joined WGNB in 1995 as CFO

Dedicated executive management team with decades of experience

Bench strength of talented senior managers

Average tenure of all employees 7.2 years

Management Team

Board of Directors Involvement

- Sarbanes/Oxley Act compliance
- Asset/liability management
- Risk assessment
- Strategic planning – branching/acquisition

WGNB Corp
BANK HOLDING COMPANY

A Future of Promise…

Where We are Now



Douglas County
Carroll County
Villa Rica
Douglasville
Carrollton
Bowdon
Branch/ATM
ATM
Banco de Progreso

WGNB Corp. BANK HOLDING COMPANY

A Future of Promise…
Where We Are Going



BARTOW
CHEROKEE
FORSYTH
GAINES
HALL
Coosa
Rome
Cartersville
RED TOP MOUNTAIN STATE PARK
Canton
Coal Mountain
Cumming
Alpharetta
Roswell
FULTON
Sugar Hill
Braselton
BARROW
POLK
Rockmart
Dallas
Marietta
Sandy Springs
Duluth
Lawrenceville
GWINNETT
COBB
Chamblee
PAULDING
HARALSON
Mableton
DEKALB
Stone Mountain
Loganville
Buchanan
Tallapoosa
ATLANTA
Decatur
ROCKDALE
WALTON
Bremen
CARROLL
East Point
Conyers
Covington
Fairburn
Forest Park
FULTON
Jonesboro
Stockbridge
NEWTON
CLAYTON
Whitesburg
COWETA
FAYETTE
McDonough
Peachtree City
HENRY
Locust Grove
HEARD
BUTTS
Franklin
Moreland
Senoia
SPALDING
Jackson
Griffin
INDIAN SPRINGS STATE PARK
HIGH FALLS STATE PARK
Alvaton
Zebulon
TROUP
LaGrange
MERIWETHER
Barnesville
Greenville
PIKE
LAMAR
Forsyth
Molena

West Georgia National Bank

- West Georgia National Bank Offices
- Latino Offices
- New Bank Offices

WGNB Corp. Bank Holding Company

A Future of Promise ... Carroll County

- Annual population growth from 2000 - 2005 was 4.2%, double that of the '90s – sunrise and sunset side of Metro Atlanta
- Record housing activity, 2000 - YTD 2006
- Nearly 1,000 new jobs planned for near future
- Highest deposit base in west Georgia
- WGNB has 24% market share – highest of any financial institution

WGNB BANK HOLDING COMPANY

A Future of Promise ...
Douglas County

- Median household income almost $55,000 – well above Georgia and nation
- Average growth rate 3.2% – City of Douglasville 27.3% of that growth
- Douglas joined Carroll, Coweta and Paulding in 100 fastest growing counties in U. S.
- Retail Centered around Chapel Hill and Arbor Place
- American Red Cross and Google

WGNB Corp.
BANK HOLDING COMPANY

A Future of Promise…
Coweta County

- Eighth fastest growing county in Georgia – not over banked
- Grew 66% between 1990 and 2000
- Over 50% of population >$50k income – college grads
- Median household income $62k in 2005

WGNB Corp
BANK HOLDING COMPANY

A Future of Promise…

Expansion of WGNB into Adjacent Markets



Rome
Cedartown
Temple
Bremen
Villa Rica
Douglas County
Douglasville
Carroll County
Carrollton
Bowdon
South Fulton County
Atlanta
Coweta County
Newnan
Fayetteville
75
285
85
20
Branch/ATM
ATM
Banco de Progreso

WGNB
BANK HOLDING COMPANY

Organic Growth

- *High organic growth - $70 million*
- *Not going to do it….. We've done it*
- *Contiguous growth*
- *No wholesale*
- *Lending and credit people*

WGNB Corp. BANK HOLDING COMPANY

Mirror Lake Branch

- In heart of fastest-growing part of County; 2,800 home community with all-new retail and community facilities
- $2.6 million investment; but profitable from day one because we prudently opened in modular format



A Future of Promise

Mirror Lake Branch

- Leading-edge customer conveniences
- Electronic teller stations
- Concierge customer service
- Robust branding


CUSTOMER SERVICE

WGNB Corp.
BANK HOLDING COMPANY

A Future of Promise

Chapel Hill Branch

- *Fastest Growing Corridor in Douglas County*
- *Economically acquired branch*


WEST GEORGIA
NATIONAL BANK

WGNB Corp.
BANK HOLDING COMPANY

A Future of Promise

Chapel Hill Branch

- Next to a Regional Mall
- Only community bank on highly traveled thoroughfare



CUSTOMER S
CHOICES

WGNB Corp.
BANK HOLDING COMPANY

A Future of Promise

Banco de Progreso

- *Blue water strategy*
- *We call them "Señor"*
- *15% of Carroll and Douglas County population is "un-served"*
- *CIP Compliant/IRS Acceptance Agent*
- *Watching legislative landscape*





WGNB Corp
BANK HOLDING COMPANY

A Future of Promise

Acquisition Feasibility

- Must have good operating metrics – turnarounds unlikely
- Reasonable price – acceptable dilution in desirous markets
- Desire a robust management team in a new market
- Fit with our culture and footprint
- Acceptance of WGNB stock as acquisition currency
- Cash is ok

WGNB Corp. BANK HOLDING COMPANY

Recognition

The Atlanta Journal-Constitution, May 2006

- WGNB ranked 32nd in Georgia's top performing public companies of all sizes

U.S. Banker, July 2005

- WGNB ranked 39th in 3 year average return on equity among publicly-traded financial institutions in U.S. under $1 billion

Atlanta Business Chronicle, American Banker

WGNB BANK HOLDING COMPANY

Summary

Top reasons investors should choose WGNB:

- Consistency of performance and growth
- Experienced management
- Increasingly prosperous market area
- Progressive strategic plan
- Ability to carry out plan